RUSSELL INVESTMENT COMPANY
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
Select U.S. Equity Fund and Select International Equity Fund
July 2, 2014, As Supplemented Through August 26, 2014
Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds' Prospectus, dated July 2, 2014 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
As of the date of this SAI, RIC is comprised of 39 Funds. This SAI relates to 2 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Funds.
Fund	Class A	Class C	Class E	Class S	Class Y
Select U.S. Equity Fund	RTDAX	RTDCX	RTDEX	RTDSX	RTDYX
Select International Equity Fund	RTIAX	RTICX	RTIEX	RTISX	RTIYX

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%).  The Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%.Class E Shares are subject to a shareholder services fee of 0.25%. The Class S and Class Y Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Fund’s investment adviser is Russell Investment Management Company (“RIMCo” or the “Adviser”).
Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Funds are not subject to registration or regulation as commodity pool operators under the CEA. In order to maintain the exclusion, each Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion. In the event that a Fund engages in transactions that require registration as a commodity pool operator in the future, the Fund will comply with applicable regulations with respect to that Fund. If a Fund registers as a commodity pool operator and operates subject to Commodity Futures Trading Commission (“CFTC”) regulation, it may incur additional expenses.
Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation.
FRC was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. FRC is an indirect subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).
On June 26, 2014, FRC, Northwestern Mutual and London Stock Exchange Group plc (“LSEG”) entered into an Agreement and Plan of Merger whereby a subsidiary of LSEG will merge with FRC, with FRC being the surviving entity. It is expected that the transaction will be consummated before the end of 2014 or early in the first quarter of 2015, subject to receipt of regulatory and LSEG shareholder approvals and satisfaction of other closing conditions. As a result of the transaction, FRC and its subsidiaries, including RIMCo, would become wholly-owned subsidiaries of LSEG. LSEG is a diversified international exchange group. In connection with the transaction, LSEG has announced that it will undertake a comprehensive review of FRC’s investment management business to determine its positioning and fit within LSEG. The Funds are not able at this time to determine the outcome or effect, if any, of this review on FRC’s investment management business or the investment advisory and other services that FRC and its affiliates provide to the Funds.
As required by the Investment Company Act of 1940, as amended, the consummation of this transaction will result in the automatic termination of the advisory agreement between RIMCo and RIC, on behalf of the Funds. Accordingly, prior to such consummation, RIC will be required to enter into a new investment advisory agreement with RIMCo (the “New Advisory Agreement”) to be effective upon the consummation of the transaction in order for RIMCo to continue in its capacity as an investment adviser to each Fund. The New Advisory Agreement was approved by the Funds’ Board of Trustees (the “Board”) at a meeting on July 29, 2014. Shareholders of the Funds as of a record date to be determined will be asked to approve the New Advisory Agreement at a special meeting of shareholders expected to be held in the fourth quarter of 2014 through a proxy solicitation that will describe the transaction in greater detail. Under the New Advisory Agreement, RIMCo would provide investment advisory services to each Fund for the same fees that are currently in effect with respect to each Fund.
SHAREHOLDER MEETINGS.
RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC's outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. Because the Funds are new, there were no shares outstanding as of the date of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with RIC management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Funds' service providers, including RIMCo, the Funds' custodian and the Funds' transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIC's independent auditors, Fund counsel and separate counsel to the

Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with Russell Investment Management Company (“RIMCo”).
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.
The Trustees and officers of the Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of eight Trustees, one of whom, Sandra Cavanaugh, is an Interested Trustee. Sandra Cavanaugh is an officer of RIC and, thus, classified as an Interested Trustee. There are seven Independent Trustees on the Board, including Kristianne Blake who has served as the Chair of the Board since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Funds’ senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
RIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) RIC's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIC's independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RIC's Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC's accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC's independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC's independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mr. Jack R. Thompson and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2013, the Audit Committee held four meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Katherine W. Krysty and Sandra Cavanaugh. For the fiscal year ended October 31, 2013, the Investment Committee held four meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Thaddas L. Alston and Ms. Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2013, the Nominating and Governance Committee held four meetings.
Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC's officers and employees are paid by RIMCo or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information, as of the date of this SAI, for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 39 funds, Russell Investment Funds (“RIF”), which has nine funds and Russell Exchange Traded Funds Trust (“RET”), which has one fund. Each of the Trustees is a trustee of RIC, RIF and RET. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert.” Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC, RIF and RET • Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc. (“RFS”) • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Director, RIMCo • Chairman of the Board, President and CEO, Russell Insurance Agency, Inc. (“RIA”) (insurance agency) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)	49	None
*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	49	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 30, 2014, Director, Ecova (total energy and sustainability management) • Until December 31, 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company) • From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)	49	• Director, Avista Corp (electric utilities);
• Until June 30, 2014, Director, Ecova (total energy and sustainability management)
• Until December 31, 2013, Trustee, Principal Investors Funds (investment company);
• Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)
					• From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	49	• Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee, ALPS Series Trust (investment company)
Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• Retired • June 2004 to June 2014, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	49	None
Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company) • April 2003 through December 2010, Chief Executive Officer of Laird Norton Wealth Management (investment company)	49	• None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • From January 2008 to December 2011,Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	49	None
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Audit Committee since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company) • September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company)	49	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)
*	Each Trustee is subject to mandatory retirement at age 72.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	48	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC and U.S. One Inc. • 2005 to 2011 Chief Compliance Officer, RIMCo
Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees	• CEO, U.S. Private Client Services, Russell Investments
• President and CEO, RIC, RIF and RET
• Chairman of the Board, Co- President and CEO, RFS
• Chairman of the Board, President and CEO, RFSC
• Director, RIMCo
• Chairman of the Board, President and CEO, RIA
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET
• Director, RIMCo, RFSC, RTC and RFS
• Global Head of Fund Services, Russell Investments
• October 2011 to December 2013, Head of North America Operations, Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell Investments
• 1999 to May 2009, Director, Fund Administration
Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2013	Until removed by Trustees	• Global Chief Investment Officer, Russell Investments
• Chief Investment Officer, RIC, RIF and RET
• Chairman of the Board, President and CEO, RIMCo
• Director, RTC, RIS and Russell Investments Delaware, Inc.
• Board of Managers, Russell Institutional Funds Management, Inc.
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell Investments
Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments
• Secretary, RIMCo, RFSC and RFS
• Secretary and Chief Legal Officer, RIC, RIF and RET
• Assistant Secretary, RFS, RIA and U.S. One Inc.
• 1999 to 2010 Assistant Secretary, RIC and RIF
Trustee Compensation Table
For The Fiscal Year Ended October 31, 2013
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Sandra Cavanaugh	$0	$0	$0	$0
Jonathan Fine*	$121,021	$0	$0	$128,500
INDEPENDENT TRUSTEES
Thaddas L. Alston	$144,565	$0	$0	$153,500
Kristianne Blake	$208,615	$0	$0	$221,500
Cheryl Burgermeister	$130,437	$0	$0	$138,500
Daniel P. Connealy**	$111,445	$0	$0	$118,333
Katherine W. Krysty***	N/A	N/A	N/A	N/A
Raymond P. Tennison, Jr.	$148,333	$0	$0	$157,500
Jack R. Thompson	$144,565	$0	$0	$153,500
Julie W. Weston*	$137,502	$0	$0	$146,000
TRUSTEE EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
*	Mr. Fine and Ms. Weston retired from the Board of Trustees effective December 31, 2013.

**	Mr. Connealy was an officer of a broker-dealer that distributes shares of the RIC Funds and was therefore classified as an Interested Trustee prior to June 17, 2014.
***	Ms. Krysty was elected to the Board of Trustees effective January 1, 2014.
Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2013
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEE
Sandra Cavanaugh	None	None	$10,001-$50,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	None	Over $100,000
Kristianne Blake	None	None	Over $100,000
Cheryl Burgermeister	None	None	None
Daniel P. Connealy*	None	None	Over $100,000
Katherine W. Krysty**	N/A	N/A	N/A
Raymond P. Tennison, Jr.	None	None	Over $100,000
Jack R. Thompson	None	None	Over $100,000
TRUSTEE EMERITUS
George F. Russell, Jr.	None	None	None
*	Mr. Connealy was an officer of a broker-dealer that distributes shares of the RIC Funds and was therefore classified as an Interested Trustee prior to June 17, 2014.
**	Ms. Krysty was elected to the Board of Trustees effective January 1, 2014.
Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Adviser	Russell Investment Management Company
Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
ADVISER.
RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall portfolio characteristics.
RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
The Funds pay an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each Fund. (See the Prospectus for the Funds’ annual advisory percentage rates.)
As of the date of this SAI, the Funds had not yet commenced operations and thus, no shares of the Funds were issued during the fiscal years ended October 31, 2013, 2012 and 2011.
Each Fund invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo and administered by RFSC.  The management fee payable to RIMCo on the securities lending collateral invested in the unregistered fund is 0.07%. Out of the management fee, RIMCo pays certain expenses of the unregistered fund.

RIMCo has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Funds.  These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers.
Current Waivers:
Select U.S. Equity Fund
Until February 29, 2016, RIMCo has contractually agreed to waive up to the full amount of its 0.30% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.35% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Select International Equity Fund
Until February 29, 2016, RIMCo has contractually agreed to waive up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
ADMINISTRATOR.
RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RFSC, like Russell Financial Services, Inc. (the Funds’ distributor), is a wholly-owned subsidiary of RIMCo (the Funds’ adviser).
Each of the Funds pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund.
As of the date of this SAI, the Funds had not yet commenced operations and thus, no shares of the Funds were issued during the fiscal years ended October 31, 2013, 2012 and 2011.
Each Fund invests its cash reserves in an unregistered cash management fund administered by RFSC. RFSC charges a 0.05% administrative fee to the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo and administered by RFSC.  The management fee payable to RIMCo on the securities lending collateral invested in the unregistered fund is 0.07%. Out of the management fee, RFSC receives a 0.025% administrative fee.
PORTFOLIO MANAGERS.
The RIMCo Managers (RIMCo’s employees who manage the RIC Funds and have primary responsibility for the management of the Funds) are compensated by RIMCo with salaries, annual incentive awards (paid in cash or awarded as part of a long term incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, RIMCo Managers are responsible for aiding in client retention and assistance in RIMCo assets under management growth.
Annual incentive awards for the RIMCo Managers of the Funds are assessed by senior management based on the following:
•	Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process. RIMCo Managers are evaluated on the performance of the total portfolio and all related decisions, for example, risk management.
•	Quantitative measures (fund performance). RIMCo Managers receive a quantitative performance assessment score for the Funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history. Performance for each Fund is generally equally assessed relative to the Fund’s index benchmark and relevant peer group. Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). These Funds and the assessment weighting for each Fund are recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.
•	In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund. The RIMCo Manager does not choose the peer group. The market indexes used to evaluate the performance of the Funds are as follows:

Select U.S. Equity Fund	Russell 1000® Index
Select International Equity Fund	Russell Developed ex-U.S. Large Cap Index
The peer groups assigned to the Funds by Morningstar will also be used to evaluate the performance of the Funds. As of the date of this SAI, these peer groups were not yet assigned.
RIMCo Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIMCo asset class CIOs. FRC's compensation committee approves salaries and annual incentive awards after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer.
Contributions to the profit sharing plan by Russell will be made at the discretion of FRC’s Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell’s profitability warrants a discretionary contribution will be solely within the FRC Board’s discretion and not based on a static formula.
The long term incentive plan provides key professionals with future cash payments, the value of which is tied to Russell’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of Russell. A long term incentive plan award would be part of a RIMCo Manager’s annual incentive award, which is discretionary. Once the annual incentive award amount has been agreed upon, the allocation of that award to cash versus long term incentive plan is formulaic. A long term incentive plan award is not paid until it is fully vested (four years after it is awarded).
RIMCo Managers earning over a specified amount of cash compensation (salary plus annual incentive awards) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager.
Equity Securities Beneficially Owned By Rimco Managers In The Funds
They Manage For The Fiscal Year Ended October 31, 2013
RIMCo Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIMCo Manager
James Carpenter	None	Select International Equity Fund
Dave Hintz	None	Select U.S. Equity Fund
Philip Hoffman	None	Select International Equity Fund

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process, including its proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines.

Other Accounts Managed By Rimco Managers
And Assets Under Management In The Accounts
As Of October 31, 2013
RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
James Carpenter	1	$414.0	2	$ 899.2	-	-	$ 1,313.2
David L. Hintz	1	$448.0	13	$8,023.2	3	$1,064.3	$ 9,087.5
	-	-	-	-	1*	$ 583.6	$ 583.6
Philip Hoffman	1	$414.0	11	$ 12,893	-	-	$13,307.0
* These accounts, which are a subset of the preceding row, are those for which the advisory fee is based on the performance of the account.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: One Iron Street, Boston, MA 02210.
DISTRIBUTOR.
Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. Certain classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively.  As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain classes of RIC.  The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents.  The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds.  Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC.  The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RFSC serves as transfer and dividend disbursing agent for RIC. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC. RFSC retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
ORDER PLACEMENT DESIGNEES.
The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIC. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.
CODES OF ETHICS.
RIC, RIMCo and the Distributor have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of RIC, RIMCo and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.
DISTRIBUTION PLANS.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
Description of the Distribution Plan for Multiple Class Funds
In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective  Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.
For each  Multiple Class Fund offering Class A or Class C Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution

Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
For each  Multiple Class Fund offering Class A or Class C Shares, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a  Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.
Selling Agent Agreements for Multiple Class Funds
Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to  Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
As of the date of this SAI, the Funds had not yet commenced operations and thus, no shares of the Funds were issued during the fiscal years ended October 31, 2013, 2012 and 2011.
SHAREHOLDER SERVICES PLAN.
A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”
Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of  Class C or Class E Shares, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of  Class C or Class E Shares. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for  Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a  Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.

As of the date of this SAI, the Funds had not yet commenced operations and thus, no shares of the Funds were issued during the fiscal years ended October 31, 2013, 2012 and 2011.
FUND EXPENSES.
The Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Funds are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIMCo and RFSC, respectively. The Funds’ other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund or Class of Shares, the expense is charged to that Fund or Class of Shares. Common expenses are allocated among the Funds based primarily upon their relative net assets.
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.
Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.
The following classes of shares are available for purchase. See the applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.
Class A Shares of all Funds
Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
Front-End Sales Charge
Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	0	0	up to 1.00%

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
Commissions are paid to Financial Intermediaries on Class A Share purchases by a single shareholder which are not subject to a front-end sales charge at the following rates: 1.00% on purchases up through $4 million, 0.50% on purchases over $4 million through $10 million and 0.25% on purchases over $10 million. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Class C Shares of all Funds
Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds’ Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.
Class E Shares of all Funds
Financial Intermediaries that sell Class E Shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E Shares sold by them.
Class S and Y Shares of all Funds
Financial Intermediaries will receive no shareholder services or distribution fees for these classes of shares.
Class E and S Shares of All Funds
Class E and S Shares of each Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or
(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E or S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
The Funds generally do not have the ability to enforce these limitations on access to Class E or S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E or S Shares available to those categories of investors listed above that qualify for access to Class E or S Shares. However, the Funds will not knowingly sell Class E or S Shares to any investor not meeting one of the foregoing criteria.
Moving From Class S To Class A Shares.
You can redeem Class S Shares held in an account that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for services (a “fee-based program”) and with the redemption proceeds purchase Class A Shares without paying a front-end sales charge if all of the following conditions are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S Shares in the fee-based program for at least one year, (c) the purchase of the Class A Shares is part of a series of transactions designed to move you from Class S Shares to Class A Shares of the same Fund and (d) you notify your Financial Intermediary that you meet the preceding three conditions. RFSC believes that an exchange between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
Sales Charge Waivers and Reductions
Please see the Funds' Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.
Minimum Initial Investment Requirements
If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.
Generally, for purposes of the minimum investment requirements, an account is at the shareholder level, not at the omnibus level. For retirement plans invested in the Funds at a plan level, the plan is considered the shareholder for minimum investment requirements.
The following lists the exceptions to the minimum initial investment requirements. Exceptions to the minimum initial investment requirements must be approved by the Funds’ Distributor.
1.	A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer-in- kind or the sale and purchase of shares of the same class of the same Fund within 30 days.
2.	For Class Y Shares, upon prior notice to the Transfer Agent, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.
3.	For Class Y Shares, upon satisfaction of certain criteria established by the Distributor, for (i) omnibus accounts servicing multiple employee benefit plans; (ii) rollover account transfers; and (iii) omnibus accounts servicing multiple ultra high net worth clients of multi- or single-family offices, an account may be considered at the omnibus level and not the shareholder level for purposes of satisfying the minimum investment requirement.
4.	For Class Y Shares, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds, (ii) for investment companies that have entered into contractual arrangements with the Funds or their service providers to acquire Class Y Shares or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.
5.	For Class Y Shares of the Select U.S. Equity and Select International Equity Funds, there is no required minimum initial investment for clients of Financial Intermediaries if (i) the Financial Intermediary is a federally registered investment adviser but is not a federally registered broker-dealer, (ii) the aggregate assets invested in all RIC funds by clients of such Financial Intermediary are at least $600 million and (iii) such Financial Intermediary transacts in shares of the RIC funds on a Distributor approved transaction fee platform in an omnibus account. Financial Intermediaries which meet the foregoing criteria are referred to as a “Qualifying RIA.” This exception shall only apply to an individual shareholder for so long as such shareholder is a client of a Qualifying RIA.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

VALUATION OF FUND SHARES.
The net asset value per share of each Class of Shares is calculated separately for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at www.russell.com.
The Select International Equity Fund’s portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Fund determines its net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected in the calculations of net asset value unless RFSC determines that a particular event would materially affect the net asset value.
VALUATION OF PORTFOLIO SECURITIES.
The Funds value portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price.
If market quotations are not readily available for an instrument or are considered not reliable because of market information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of significant events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all closed markets combined); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of the Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.
PORTFOLIO TURNOVER RATE.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to market volatility and/or duration of portfolio investments.
As of the date of this SAI, the Funds had not yet commenced operations and thus, no shares of the Funds were issued during the fiscal years ended October 31, 2013, 2012 and 2011.
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.
Public Disclosures of Portfolio Holdings Information
Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website no more frequently than weekly and following each month end. Such holdings will be available no sooner than 5 business days after trade date.  Disclosure of a Fund’s top ten portfolio holdings will be available on the Funds’ website no later than 15 calendar days after each month end.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
A Fund may pay for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Prior to making an in-kind distribution, RIMCo will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.
Non-Public Disclosures of Portfolio Holdings Information
RIMCo may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature. Mellon Analytical Solutions, Brown Brothers Harriman, Bloomberg AIM, Barclays Point, Glass Lewis & Co., LLC, FactSet Research Systems Inc., Axioma, Wilshire Associates, Advent Software, Inc., Vestek, Amba Research, Genpact, Measurisk, Hexaware, CaliberPoint, SS&C, Electra Information Systems and Fund Assist provide such services to RIMCo and as such may receive monthly, weekly or daily portfolio holdings. RIMCo may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

In addition, the Funds’ custodian generates portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GainsKeeper, Interactive Data Corporation (“IDC”), Glass Lewis & Co., LLC, ISS, and PricewaterhouseCoopers LLP provide performance and financial reporting, tax filing services, pricing, proxy voting, class action registration services and audit services, respectively, to RIMCo, RFSC or the Funds. CTI and Glass Lewis receive daily portfolio holdings information in connection with their services. State Street (Boston) as custodian and fund accounting agent for the Funds provides portfolio holdings to State Street (Sacramento) who is the pricing vendor for over the counter (OTC) derivative instruments. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
From time to time, rating and ranking organizations such as Crane Data LLC, Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds’ shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.
No compensation or other consideration is paid to the Funds or RIMCo for any non–public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds’ Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Board has delegated to RIMCo, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
•	Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
•	Other than with respect to the exceptions specified in the Guidelines, proxies related to social, political or environmental issues will be determined on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.
To the extent that any shares of a Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Fund’s shares.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov.
BROKERAGE ALLOCATIONS.
Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made by RIMCo. RIC's arrangements with RIMCo provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo is not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.
RIMCo intends to effect all portfolio transactions for the Funds through Russell Implementation Services, Inc. (“RIS”). RIS is a registered broker and investment adviser and an affiliate of RIMCo. RIS uses a multi-venue trade management approach whereby RIS allocates trades among RIS’ network of independent brokers for execution, clearing and other services. The Funds will pay standard commissions on the Funds’ transactions, all of which are paid to the independent brokers who execute and/or clear the Funds’ trades. RIS will not receive any portion of the commissions paid by the Funds.
RIMCo has authorized RIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading (collectively, “derivatives trading”) on behalf of the Funds. In connection with these transactions, RIS may (i) negotiate, amend, execute and deliver International Swaps and Derivatives Association, Inc. agreements, supporting annexes, confirmations and schedules, including but not limited to, credit support documents (whether by way of title transfer or by way of security), futures agreements, foreign currency documentation and any other agreements or instruments RIS considers necessary or desirable for the purpose of entering into derivatives trading transactions; and (ii) deliver to counterparties, on the behalf of the Funds, representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Funds as such counterparties may reasonably request.
BROKERAGE COMMISSIONS.
As of the date of this SAI, the Funds had not yet commenced operations and thus, no shares of the Funds were issued during the fiscal years ended October 31, 2013, 2012 and 2011.
Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their Prospectus.
INVESTMENT RESTRICTIONS
Each Fund is subject to the following fundamental investment restrictions.
Unless otherwise stated, all restrictions, percentage limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
2.	Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. For purposes of this investment restriction, “industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1⁄3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1⁄3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1⁄3%) of its assets.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
INVESTMENT POLICIES
The investment objective and principal investment strategies for each of the Funds are provided in their Prospectus. The following discussion describes certain investment strategies that the Funds may pursue and certain types of instruments in which the Funds may invest. The Funds may not invest in all of the instruments listed below. The Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIMCo may or may not use them.
Unless otherwise stated, all percentage limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
Investment Strategies and Portfolio Instruments.
Each Fund’s principal and certain non-principal investment strategies and the related risks are described in the relevant Fund’s Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the relevant Fund’s Prospectus, is a non-principal strategy and risk of the Fund.
Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. RIMCo may increase or decrease the Fund’s cash reserves to seek to achieve the desired risk/return profile for the Fund or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy.
The Funds usually, but not always, pursue a strategy of being fully invested by exposing all or a portion of their cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk exposures. RIMCo may also choose not to equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIMCo may sell equity index put options to seek gains from premiums (cash) received from their sale.
Any remaining cash is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). RIMCo has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.

Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as declining equity prices. For example, if equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling equities. Once equity prices fall, securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.
Lending Portfolio Securities. A Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.
Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may recall loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.
If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
The Funds invest cash collateral received, at each Fund’s own risk, in an unregistered short-term investment fund advised by RIMCo. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the unaffiliated lending agent.
A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.
No Fund may lend portfolio securities in an amount that exceeds 33 1⁄3% of total fund assets.

Management of Portfolio Characteristics. There is no guarantee that RIMCo will effectively assess a Fund's overall portfolio characteristics and it is possible that its judgments regarding a Fund's risk/return profile may prove incorrect. In addition, actions taken to modify overall portfolio characteristics, including risk, may be ineffective and/or cause the Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term.
Index Replication and Optimization - To seek to manage certain Funds’ portfolio characteristics and exposures, RIMCo will use an index replication and/or optimization strategy. Index replication strategies seek to purchase the securities in an index or subset of an index in order to track the index’s or index subset’s performance. Unlike index replication strategies, optimization does not seek to fully replicate an index or an index subset and a Fund utilizing such a strategy may not hold all the securities included in the index and may hold securities not included in the index. A Fund utilizing an index replication or optimization strategy may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection. Additionally, index replication or optimization is subject to “tracking error” risk, which is the risk that the performance of a Fund’s portfolio will differ from the performance of the index or index subset it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.
Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.
The Board of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
Interfund Lending. The Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of that Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending Fund could result in reduced returns and/or additional borrowing costs.
Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIMCo), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Funds may invest in ETFs that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Short Sales. The Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.
Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short).
Foreign Securities
Investment in Foreign Securities. The Select International Equity Fund may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Fund may tend to have a greater exposure to liquidity risk.

Investment in Emerging Markets. The Select International Equity Fund may invest in emerging markets stocks. As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Fund’s foreign securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Synthetic Foreign Equity/Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Select International Equity Fund may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to Counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.

Foreign Currency Exchange. Since the Select International Equity Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Equity Linked Notes. The Select International Equity Fund may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and Counterparty risk.
Equity Securities
Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.
Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.
Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by RIMCo to be of comparable quality. Although RIMCo selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Investment Trusts or “REITs.” The Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. The Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Fund may invest in sponsored and unsponsored ADRs.

“Special Situation” Companies. The Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Funds believe, however, that if RIMCo analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Investment in Unseasoned Companies. The Funds may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Master Limited Partnerships (“MLPs”). The Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes.
Other Financial Instruments Including Derivatives
Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.
Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.
Options And Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and purchase and sell interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund's permitted investment strategies).
Options On Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Many OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit by RIMCo for the Fund.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund will write call options and put options only if they are “covered.” In the case of written call options, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets equal to the difference in value or (b) has segregated liquid assets equal in value to the market value of the underlying security or index, less any margins on deposit. A written put option is covered if the Fund (a) sells the underlying security short at a price at least equal to the strike price or (b) holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets.
If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option. If the cost of the closing option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
Options on Foreign Currency. The Select International Equity Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with the Fund’s investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts And Options On Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate or foreign currency contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.
A Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations On Use Of Futures and Options on Futures Contracts.
A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system. With respect to futures contracts that are required to cash settle, a Fund will at all times maintain liquid, segregated assets equal to or greater than the Fund's daily marked to market (net) obligation, if any (less any margin or deposit). With respect to futures contracts that are not required to cash settle, a Fund will maintain liquid, segregated assets equal to or greater than the notional value of the futures contract (less any margin or deposit). A Fund is not required to segregate liquid assets if the purchase or sale of a futures contract is “covered” by a substantially similar security. For a discussion of how to cover a written call or put option on a futures contract, see “Options on Securities and Indexes” above.
The Funds are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non- “bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's net assets, after taking into account unrealized profits and losses on those positions.
Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Select International Equity Fund is also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Fund’s investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Fund may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Select International Equity Fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Fund’s investment objectives and strategies. The Fund will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Fund’s forward currency contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund commitments with respect to these contracts. The Fund may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated. The Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. The Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Fund may enter into a forward currency contract to purchase a currency other than that held in the Fund’s portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, the Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Fund.
The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, the Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon RIMCo’s special skills and experience with respect to such instruments and usually depends on RIMCo’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaged in that strategy.
The Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Taxes
Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.
If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%.
Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. The maximum rate applicable to long-term capital gains is 20%.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the Fund’s tax basis of your shares in the Fund. Any return of capital in excess of your tax basis is taxable as a capital gain.
Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
Investment in Complex Securities. Certain Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after 2004 and before 2014 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains.

Effective July 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 28%.

Financial Statements
Because the Funds have not yet commenced operations, financial information is not available.

Appendix
Because these Funds are new, there were no shares outstanding as of the date of this SAI, and thus, no shareholders could be deemed to “control” the Funds due to owning more than 25% of the voting Shares of either Fund. In addition, no shareholders owned 5% or more of any Class of either Fund’s shares.